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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                AMENDMENT NO. 1

                              Trex Company, Inc.
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            (Exact name of registrant as specified in its charter)

                Delaware                                  54-1910453
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

20 South Cameron Street, Winchester, Virginia               22601
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   (Address of principal executive offices)               (Zip Code)

Securities to be registered  pursuant to Section 12(b) of the Act:

      Title of each class                  Name of exchange on which
      to be so registered                  each class is to be registered

Common Stock ($.01 par value per share)    New York Stock Exchange, Inc.
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  If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

  If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

  Securities Act registration statement file number to which this form relates:
  333-63287 (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
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                               (Title of class)


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                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.

          The description of the Common Stock of the Registrant registered hereby is incorporated by reference to the description of the Registrant's capital stock set forth under the heading "Description of Capital Stock" in the Registrant's Form S-1 Registration Statement No. 333-63287, as filed with the Securities and Exchange Commission on September 11, 1998, and any amendments to such Registration Statement filed subsequently thereto, including any form of Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which form of Prospectus shall be deemed to be incorporated by reference into the Registration Statement.

Item 2.   Exhibits.

          1. Restated Certificate of Incorporation of the Registrant (incorporated hereunder by reference to Exhibit 3.1 to the Registrant's Form S-1 Registration Statement No. 333-63287 filed with the Securities and Exchange Commission on September 11, 1998, and any amendments to such Registration Statement filed subsequently thereto).

          2. Amended and Restated By-Laws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registrant's Form S-1 Registration Statement No. 333-63287 filed with the Securities and Exchange Commission on September 11, 1998, and any amendments to such Registration Statement filed subsequently thereto).

          3. Specimen stock certificate for the Common Stock of the Registrant (incorporated herein by reference to Exhibit 4.1 to the Registrant's Form S-1 Registration Statement No. 333-63287 filed with the Securities and Exchange Commission on September 11, 1998, and any amendments to such Registration Statement filed subsequently thereto).
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        TREX COMPANY, INC.


                                   By:  /s/  Anthony J. Cavanna
                                        ----------------------------------------
                                        Anthony J. Cavanna
                                        Executive Vice President and Chief
                                         Financial Officer

Date:  March 23, 1999